SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  May 12, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          740 Lomas Santa Fe, Suite 210
                           Solana Beach, California 92075
                    (Address of principal executive offices)

                                 (858) 793-8840
                         (Registrant's telephone number)

    Nevada                          0-27915                      88-0363979
(State or other                   (Commission                (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

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ITEM 5.  OTHER EVENTS.

         On May 12, 2004, we issued the press released attached hereto as
Exhibit 99.1.

         On May 17, 2004, we issued the press release attached hereto as
Exhibit 99.2.

         On May 19, 2004, we issued the press release attached hereto as
Exhibit 99.3


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of Business Acquired. Not applicable.

   (b) Pro Forma Financial Information. Not applicable.

   (c) Exhibits.

No.      Description
----------------------
99.1 Press release issued May 12, 2004, regarding the acquisition of the Hollywood Sign brand distribution rights.

99.2 Press release issued May 17, 2004, regarding operating results for the first quarter of 2004 and the shareholder conference call scheduled March 31, 2004.

99.3 Press release issued May 19, 2004, regarding a May 19, 2004, shareholder conference call.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2004                   GENIUS PRODUCTS, INC.

                                      By: /s/ Klaus Moeller
                                          --------------------------------------
                                          Klaus Moeller, Chief Executive Officer